UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) September 30, 2013

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, the Board of Directors of SWS Group, Inc. (the “Company”) appointed J. Michael Edge to serve as Interim Chief Financial Officer and Treasurer and Laura Leventhal to serve as Principal Accounting Officer effective October 1, 2013.

Mr. Edge, 37, has served as the Company’s Senior Vice President of Finance & Investor Relations since December 2011. Previously, Mr. Edge served as Director of Finance & Investor Relations from August 2009 through November 2011, Financial Analyst from January 2005 through July 2009, and Internal Auditor from October 2000 through December 2004. Prior to joining the Company, Mr. Edge served as Assistant Vice President—Senior Risk Analyst at Bank One from June 1998 through October 2000. Mr. Edge is a Certified Public Accountant and holds a Bachelor of Business Administration degree in Finance from Texas A&M University and a Master of Business Administration degree with concentrations in Financial Consulting and Accounting from Southern Methodist University. Mr. Edge also holds Series 7 and Series 27 securities licenses.

The Board of Directors approved an increase in Mr. Edge’s annual base salary to $360,000 until a permanent Chief Financial Officer is named. Other than the increase in base salary, no new compensatory plan, contract or arrangement was entered into in connection with Mr. Edge’s appointment.

Ms. Leventhal, 52, has served as the Company’s Senior Vice President since November 2011, Controller of the Company and its broker/dealer subsidiary, Southwest Securities, Inc., since August 1998, and Executive Vice President, Chief Financial Officer, and Treasurer of Southwest Securities, Inc. since December 2011. Ms. Leventhal has also served in various accounting and regulatory positions with Southwest Securities, Inc. since 1991. Ms. Leventhal has more than 20 years of securities industry experience, all with NYSE member firms. Ms. Leventhal is a Certified Public Accountant and holds a Bachelor of Business Administration degree in Accounting from the University of Texas.

The Board of Directors approved an increase in Ms. Leventhal’s annual base salary to $275,000. Other than the increase in base salary, no new compensatory plan, contract or arrangement was entered into in connection with Ms. Leventhal’s appointment.

Neither Mr. Edge nor Ms. Leventhal has any family relationships with any director or officer of the Company. There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K for Mr. Edge or Ms. Leventhal.

The Company issued a press release announcing the appointment of Mr. Edge as Interim Chief Financial Officer of the Company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01(d). Exhibits.

Exhibit 99.1	Press Release issued by SWS on October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: October 1, 2013	By:	/s/ James H. Ross
James H. Ross
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by SWS on October 1, 2013.

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